Scheduled Maturities of Long-Term Debt (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)		Mar. 31, 2012 INR
Due in the fiscal year ending March 31:
2013	$ 386.9		19,687.8
2014	187.3		9,532.2
2015	655.5		33,356.0
2016	314.8		16,020.0
2017	107.1		5,450.0
Thereafter	1,814.1	[1]	92,320.6	[1]
Total	$ 3,465.7		176,366.6

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.